UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 2004
                                                        -----------------


              REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - VIB
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware               33-17579                    16-1309988
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(State of organization) (Commission File No.)  (IRS Employer Identification No.)


2350 North Forest Road, Suite 35B, Getzville, New York 14068
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(Address of principal executive offices)

(716) 636-0280
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(Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


{  }  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

{  }  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

{  }  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4 (c) )

Item 2.01 Completion of Acquisition or Disposition of Assets
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On December 30, 2004, the Registrant filed a Certificate of Cancellation in the office of the Secretary of State of the State of Delaware to cancel the Certificate of Limited Partnership of Realmark Property Investors Limited Partnership - VIB. The reason for filing of this Certification of Cancellation is that the Partnership has been dissolved and the winding up of the Partnership has been completed.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

The September 30, 2004 financial statements, which included the Statements of Net Assets in Liquidation, were filed on November 14, 2004 and showed cash of $502,062, total liabilities of $150,884 and net assets in liquidation of $351,178.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Realmark Property Investors Limited Partnership - VIB
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                    (Registrant)


/s/ Joseph M. Jayson                                         January 13, 2005
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Joseph M. Jayson, Individual General Partner                      (Date)





















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